UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 20, 2024

SJW Group
(Exact name of registrant as specified in its charter)

Delaware	001-8966	77-0066628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West Taylor Street,	San Jose,	CA	95110
(Address of principal executive offices)			(Zip Code)
(408) 279-7800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SJW	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01 Other Events

On August 20, 2024, San Jose Water Company (the "Company"), a wholly-owned subsidiary of SJW Group (NYSE: SJW) issued a press release announcing that, together with the Public Advocates Office, it has reached a constructive settlement agreement ("Settlement Agreement") in the Company's 2025 to 2027 general rate case ("GRC") that was filed with the California Public Utilities Commission ("CPUC") on January 2, 2024. The Settlement Agreement, filed on August 19, 2024 with the CPUC for its approval, excludes two policy issues that will be litigated via briefs filed on August 1, 2024. Water Rate Advocates for Transparency, Equity, and Sustainability had agreed to the Settlement Agreement in principle on June 14, 2024, and subsequently determined not to participate in the Settlement Agreement. The CPUC is expected to render a decision on the GRC in the fourth quarter of 2024 with new rates to become effective on January 1, 2025.

Among other matters, the Settlement Agreement authorizes a $450 million three-year capital budget, and
•further aligns actual compared to authorized usage through a lower sales forecast;
•provides for greater revenue recovery through the service charge; and
•approves the recovery of $15.8 million from balancing and memorandum accounts.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 of Form 8-K by reference.

The information in Item 8.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Documents
99.1	Press Release issued by San Jose Water Company, dated August 20, 2024, announcing the filing of a Settlement Agreement in its 2025 to 2027 general rate case.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SJW GROUP

Date: August 20, 2024	/s/ Eric W. Thornburg
Eric W. Thornburg
Chairman of the Board, President and Chief Executive Officer